ACAP Strategic Fund
(the "Fund")

SUPPLEMENT DATED AUGUST 3, 2011 TO THE
FUND'S PROSPECTUS DATED MARCH 23, 2011 (THE "PROSPECTUS")

Capitalized terms used in this Supplement but not defined herein have the same meanings ascribed to them in the Prospectus.

Effective September 19, 2011, the first sentence of the third full paragraph on the inside front cover of the Prospectus is deleted in its entirety and replaced with the following sentence:

Shares of the Fund may be purchased only by investors who certify to the Fund or its agents that they have a net worth (together, in the case of a natural person, with assets held jointly with a spouse) of more than $2 million, excluding the value of the primary residence of such natural person and any debt secured by such property (up to the current market value of the residence) ("Qualified Investors"), as described more fully herein.

The rest of the paragraph remains unchanged.

In addition, the first paragraph under "Investor Qualifications" in the Prospectus Summary is deleted in its entirety and replaced with the following paragraph:

Shares of the Fund may be purchased only by investors who certify to the Fund or its agents that they have a net worth (together, in the case of a natural person, with assets held jointly with a spouse) of more than $2 million, excluding the value of the primary residence of such person and any debt secured by such property (up to the current market value of the residence) ("Qualified Investors").  (A form of investor certification is included in Appendix A to this Prospectus, which may be modified or supplemented as necessary to comply with the certification and/or substantiation requirements of individual Selling Agents.)  Shares may be held only through an Underwriter or a Selling Agent.

In addition, the first paragraph in the Section of the Prospectus titled "INVESTOR QUALIFICATIONS AND SUITABILITY," under the sub-header, "Investor Qualifications," is deleted in its entirety and replaced with the following paragraph:

Investor Qualifications

Shares of the Fund may be purchased only by investors who certify to the Fund or its agents that they have a net worth (together, in the case of a natural person, with assets held jointly with a spouse) of more than $2 million, excluding the value of the primary residence of such person and any debt secured by such property (up to the current market value of the residence) ("Qualified Investors"). In order to purchase shares, a prospective investor must submit a completed investor certification to an Underwriter or Selling Agent prior to the Closing Time (as described in "The Offering --- Purchase Terms; Minimum Investment" above).  (A form of investor certification is included in Appendix A to this Prospectus, which may be modified or supplemented as necessary to comply with the certification and/or substantiation requirements of individual Selling Agents.)  The Fund reserves the right to reject, in its sole discretion, any request to purchase shares of the Fund at any time.

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Shareholders should retain this Supplement for future reference.